Exhibit q

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Adym Rygmyr and R. Matthew Freund, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ PAUL L. MCNAMARA                                                04/17/2012
Paul L. McNamara                                                                Date
Trustee

On this 17TH day of April, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Paul L. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                     /S/ CHERIE L. BLACK
Notary Public
08/21/2013                                                                             State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Adym Rygmyr and R. Matthew Freund and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ MICHEAL F. REIMHERR                                                           April 17, 2012
Michael F. Reimherr                                                                           Date
Trustee

On this 17th day of April, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                                /S/ CHERIE L. BLACK
            Notary Public
08/21/2013                                                                                         State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Adym Rygmyr and R. Matthew Freund, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ ROBERT L. MASON                                                   04/17/2012
Robert L. Mason                                                                Date
Trustee

On this 17th day of April, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                     /S/ CHERIE L. BLACK
Notary Public
08/21/2013                                                                         State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Adym Rygmyr and R. Matthew Freund, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as the Treasurer and Financial Accounting Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ ROBERTO GALINDO, JR.                                                04/16/2012
Roberto Galindo, Jr.                                                                 Date
Treasurer and
Financial Accounting Officer

On this 17th day of April, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Roberto Galindo, Jr., known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                      /S/ CHERIE L. BLACK
 Notary Public
08/21/2013                                                              State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Adym Rygmyr and R. Matthew Freund, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place, and stead, in any and all capacities to sign registration statements in his capacity as a Trustee and Principal Executive Officer of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/DANIEL S. MCNAMARA                                                          04/15/2012
Daniel S. McNamara Trustee and                                                    Date
Principal Executive Officer

On this 17th day of April, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Daniel S. McNamara, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

My Commission Expires:                                                                /S/ CHERIE L. BLACK
           Notary Public
08/21/2013                                                                                        State of Texas

POWER OF ATTORNEY

STATE OF:                                    TEXAS
COUNTY OF:                                BEXAR

Know all men by these presents that the undersigned Trustee of USAA MUTUAL FUNDS TRUST, a Delaware statutory trust, (the Trust), constitutes and appoints Adym Rygmyr and R. Matthew Freund, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place, and stead, in any and all capacities to sign registration statements in her capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/S/ BARBARA B. OSTDIEK                                                          04/17/2012
Barbara B. Ostdiek                                                                           Date
Trustee

On this 17th day of April, 2012, before me, Cherie Black, the undersigned Notary Public, personally appeared Barbara B. Ostdiek, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

My Commission Expires:                                                                /S/ CHERIE L. BLACK
            Notary Public
08/21/2013                                                                                         State of Texas